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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest event reported): May 12, 2003
                                                           ------------

                             ESCALADE, INCORPORATED
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Indiana                     0-6966                 13-2739290
            -------                     ------                 ----------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer I.D. No.)
       of Incorporation)

                  817 Maxwell Avenue, Evansville, Indiana 47711
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (812) 467-1200
                                                           --------------

ITEM 5.  OTHER EVENTS

On May 12, 2003, Escalade Sports, a wholly owned subsidiary of Escalade, Inc.'s ("Escalade") announced that it had filed an asset purchase agreement with the Federal Bankruptcy Court in Gainesville, FL proposing the acquisition of substantially all the assets of North American Archery Group, LLC (NAAG), Gainesville, FL. NAAG filed for bankruptcy protection under Chapter 11 on April 8, 2002.

A copy of the Company's press release announcing this possible acquisition, dated May 12, 2003, is attached as an exhibit to this Current Report on Form 8-K.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.


Date:  May 23, 2003                  ESCALADE, INCORPORATED

                                     By: /s/ John R. Wilson
                                     ----------------------
                                     Vice President and Chief Financial Officer
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                                INDEX TO EXHIBITS


            EXHIBIT
             NUMBER          DESCRIPTION

               99.1          Press release dated May 12, 2003